SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2012 (June 28, 2012)

GENSPERA, INC.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2511 N Loop 1604 W, Suite 204

San Antonio, TX 78258

(Address of Principal Executive Offices)

210-479-8112

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 28, 2012, GenSpera, Inc. (“Company”) announced that a study titled, “Engineering the Plant Product Thapsigargin into a PSMA-Activated Tumor Endothelial Cell Prodrug for Cancer Therapy,” was published in the journal, SCIENCE OF TRANSLATIONAL MEDICINE, on June 27, 2012 (http://stm.sciencemag.org/content/4/140/140ra86). A copy of the press release is attached to this report as Exhibit 99.01.

Item 9.01     Financial Statement and Exhibits.

Exhibit No.	Description
99.01	Press Release dated June 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2012

GenSpera, Inc.

By:	/s/ Craig Dionne

Craig Dionne Chief Executive Officer

INDEX OF ‘EXHIBITS

Exhibit No.	Description
99.01	Press Release dated June 28, 2012